UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2007

BOLT TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Connecticut	001-12075	06-0773922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Duke Place, Norwalk, Connecticut	06854
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (203) 853-0700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1— Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement

On July 10, 2007, Real Time Systems Inc. (“Real Time”), a wholly-owned subsidiary of Bolt Technology Corporation (“Bolt”), entered into an asset purchase agreement with Embedded Microsystems, Inc. dba Real Time Systems (“RTS”) and the shareholders of RTS, W. Allen Nance and Molly L. Nance. Pursuant to the asset purchase agreement, Real Time acquired substantially all of the net assets of RTS effective as of July 1, 2007, for $3,500,000 in cash (paid at closing), plus the net book value of the tangible assets acquired as of July 1, 2007 (payable after the July 1, 2007 balance sheet is finalized). Further payments will be due if Real Time achieves certain sales levels in the two successive 12-month periods beginning July 1, 2007. A copy of the asset purchase agreement is filed as Exhibit 10.1 to this Form 8-K.

Pursuant to the terms of the asset purchase agreement, Real Time also entered into an employment agreement with Mr. Nance, the President of RTS, to serve as the President of Real Time effective July 1, 2007. The employment agreement has a two year term, which may be extended for an additional year by mutual agreement of the parties. Under the employment agreement, Mr. Nance’s base salary is $175,000 per year. In addition, if the term is extended, Mr. Nance is entitled to receive bonus payments if certain sales levels are achieved by Real Time in the two successive 12-month periods beginning July 1, 2009. A copy of the employment agreement is filed as Exhibit 10.2 to this Form 8-K. Also pursuant to the asset purchase agreement, Bolt and Real Time entered into a non-competition agreement with RTS and Mr. Nance placing certain restrictions on RTS and Mr. Nance for a term ending on the later of five years from the date of the agreement or three years after Mr. Nance’s employment with Real Time terminates. A copy of the non-competition agreement is filed as Exhibit 10.3 to this Form 8-K.

The foregoing description of certain terms of the asset purchase agreement, employment agreement and non-competition agreement is qualified in its entirety by reference to the full text of such agreements filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Form 8-K.

On July 11, 2007, Bolt issued a press release announcing the acquisition of RTS. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement by and among Real Time Systems Inc., Embedded Microsystems, Inc. dba Real Time Systems, W. Allen Nance and Molly L. Nance dated July 10, 2007.

10.2	Employment Agreement by and between Real Time Systems Inc. and W. Allen Nance dated July 10, 2007.

10.3	Non-Competition Agreement by and among Real Time Systems Inc., Bolt Technology Corporation, Embedded Microsystems, Inc. dba Real Time Systems and W. Allen Nance dated July 10, 2007.

99.1	Press release issued July 11, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT TECHNOLOGY CORPORATION

By:	/s/ Raymond M. Soto
Raymond M. Soto
(Chairman of the Board, President and Chief Executive Officer)

Dated: July 12, 2007

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Exhibit Index

Exhibit No.	Description
10.1	Asset Purchase Agreement by and among Real Time Systems Inc., Embedded Microsystems, Inc. dba Real Time Systems, W. Allen Nance and Molly L. Nance dated July 10, 2007.

10.2	Employment Agreement by and between Real Time Systems Inc. and W. Allen Nance dated July 10, 2007.

10.3	Non-Competition Agreement by and among Real Time Systems Inc., Bolt Technology Corporation, Embedded Microsystems, Inc. dba Real Time Systems and W. Allen Nance dated July 10, 2007.

99.1	Press release issued July 11, 2007.